OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2023
Other income [abstract]
Summary of Brookfield Renewables other income
Brookfield Renewable’s other income for the year ended December 31 is comprised of the following:

(MILLIONS)	2023	2022	2021
Interest and other investment income	$107	$68	$59
Gain on regulatory and contract settlement	22	43	35
Gain on disposition of non core assets and development assets	72	—	202
Other(1)	470	25	8
	$671	$136	$304
(1)During the year ended December 31, 2023, Brookfield Renewable’s application of the acquisition method for it’s completed investments resulted in the recognition of net assets at a fair value that exceeded consideration transferred. The difference in value of $370 million was recorded within other income in the consolidated statements of income (loss). Refer to Note 3 - Acquisitions for more details.